GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES 2x LONg RIOT daiLy ETF	RIOL
GRANITESHARES 2x LONG MARA daiLy ETF	MRAL

SUPPLEMENT DATED MARCH 12, 2025

TO THE PROSPECTUS DATED MARCH 05, 2025

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Changes to Prospectus

For the GraniteShares 2x Long RIOT Daily ETF, under the paragraph “Underlying Stock Risk” in the section “Principal Risks of Investing in the Fund”, the entire text is change to the following:

“Underlying Stock Risk: Capital market services companies may be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.”

For the GraniteShares 2x Long MARA Daily ETF, in the section “Principal Risks of Investing in the Fund”, the following risk is added:

“Delays in Receipt of Hardware Due to Custom Inspections Risk: Custom inspections can lead to delivery delays, potentially causing issues like supply chain disruptions, missed delivery schedules, and unsatisfied customers, as well as potentially leading to additional fees and inventory shortages.”

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Investors Should Retain This Supplement for Future Reference